ACAP Strategic Fund

(the “Fund”)

SUPPLEMENT DATED NOVEMBER 21, 2014 TO THE

FUND’S PROSPECTUS DATED JANUARY 28, 2014,

AS AMENDED ON AUGUST 13, 2014 (THE “PROSPECTUS”)

Capitalized terms used in this Supplement but not defined herein have the same meanings ascribed to them in the Prospectus.

The Adviser and the Board have approved changes to the Management Fee and the Shareholder Servicing Fees which, taken together, should have no impact on the Fund’s expense ratio paid by shareholders.

Effective December 18, 2014, the Adviser has agreed to contractually reduce the Management Fee from a monthly fee computed at the annual rate of 2.00% of the Fund’s average daily net assets to a monthly fee computed at the annual rate of 1.50% of the Fund’s average daily net assets. Unless modified or terminated by the Board, this Management Fee reduction shall remain in effect indefinitely.

In connection with the reduction of the Management Fee, the Board approved a modification to the Fund’s Shareholder Servicing Fees. Effective December 18, 2014, Shareholder Servicing Fees will be restructured as Distribution and Shareholder Servicing Fees and the maximum fee will increase from 0.25% (on an annualized basis) of the net asset value of the Fund to 0.75% (on an annualized basis) of the net asset value of the Fund. In addition to compensating the Underwriter for providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund, the restructured Distribution and Shareholder Servicing Fees will now be used to compensate Selling Agents for selling shares of the Fund and marketing the Fund.

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Shareholders should retain this Supplement for future reference.